UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):

February 24, 2012

CACHE, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Florida	0 -10345	59 -1588181
(State or other	(Commission File Number	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

1440 Broadway, New York, New York 10018
________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 24, 2012, Cache, Inc. (the “Company”) entered into a new three-year employment agreement with Thomas E. Reinckens, the Company’s Chief Executive Officer.  Under the agreement, Mr. Reinckens’ annual salary during 2012 is $600,000.  This annual salary will be reviewed on an annual basis and can be adjusted based on Mr. Reinckens’ performance, the operating results of the Company, the competitive compensation landscape and other factors determined to be relevant by the Company’s Board of Directors.  Mr. Reinckens is also eligible to participate in the Company’s bonus and stock option programs and is entitled to such performance-based bonuses as the Board of Directors of the Company may from time to time determine in its discretion.

Pursuant to the terms of the employment agreement, if the Company terminates Mr. Reinckens’ employment during the term and prior to a change in control of the Company, except in certain limited circumstances, then until Mr. Reinckens accepts other employment, the Company is required to continue to pay him the full balance of his compensation through the term of the agreement, mitigated by future employment. In the event that Mr. Reinckens is terminated following a change in control of the Company, or he resigns during the period beginning 90 and ending 180 days after the effective date of the change in control, he is generally entitled to receive a one-time payment equal to 24 months of his salary then in effect.  The agreement contains covenants by Mr. Reinckens not to solicit employees of the Company for two years following termination of his employment, and covenants by Mr. Reinckens not to compete with the Company for one year following termination of employment without compensation or during the period he is entitled to be paid as described above.

The above summary of Mr. Reinckens’ employment agreement is qualified in its entirety by reference to the text of the employment agreement, which is filed herewith as Exhibit 10.1, and incorporated by reference herein.

ITEM 8.01                      OTHER EVENTS

On February 29, 2012, the Company issued a press release (the “Press Release”) announcing certain e-commerce enhancements planned by the Company.  The Press Release is filed herewith as Exhibit 99.1.

ITEM 9.01                      EXHIBITS

(d)  Exhibits

The following exhibits are filed herewith:

10.1           Employment Agreement between Cache, Inc., and Thomas Reinckens, dated February 24, 2012.

99.1           Press release regarding the Company’s e-commerce enhancements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2012	CACHE, INC.

	By:	/s/ Margaret Feeney
Margaret Feeney
Executive Vice President and Chief Financial Officer